Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference in this registration statement filed on Form S-3 of our reports dated January 27, 1998, included and incorporated by reference in Snap-on Incorporated's Form 10-K for the fiscal year ended January 3, 1998 and all references to our firm included in this registration statement.


                                 /s/ Arthur Andersen LLP
                                 ARTHUR ANDERSEN LLP

   March 27, 1998